UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2019 to May 31, 2020

Item 1. Reports to Stockholders.

YCG ENHANCED FUND a series of the YCG Funds

Semi-Annual Report
May 31, 2020	Ticker Symbol: YCGEX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.ycgfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-444-YCGF (855-444-9243) or by sending an e-mail request to info@ycgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-444-YCGF (855-444-9243) or send an e-mail request to info@ycgfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six-month period ending May 31, 2020, the YCG Enhanced Fund (the “Fund”) achieved a total net return of -5.15%. During the same time period, the S&P 500 Index had a total return of -2.10%, and the S&P Global Broad Market Index had a total return of -6.53%.  The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
MSCI, Inc.	Wells Fargo & Co.
Moody’s Corp.	Bank of America Corp.
Verisk Analytics, Inc.	The Charles Schwab Corp.
Facebook Inc. – Class A	CBRE Group, Inc. – Class A
Microsoft Corp.	Cie Financiere Richemont SA

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that six months is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

In our last letter, after describing how exceptionally favorable the 2010s were for U.S. equity investors, both in terms of the returns generated by the S&P 500 during the period as well as the volatility required to achieve those returns, we wrote:

However, this smooth-sailing won’t always be the case. In the future, downturns will inevitably and unpredictably occur.

While we didn’t know it at the time, we were just about to get a very salient and trying object lesson proving this point. The coronavirus pandemic with which we’re now all dealing was a true black swan event that has created both a global health crisis and a global economic crisis. Unfortunately, how bad each of these will get is, as always, anyone’s guess. As a result, many of us are experiencing anxiety and fear about a whole host of issues, including everything from the health of our families and friends to our own economic security. In this letter, we’ll provide some thoughts on how we’re managing the Fund portfolio through this difficult time.

YCG Enhanced Fund

The Fund Portfolio and Our Investment Strategy

As we mentioned at the start of this letter, we have always recognized that there will be inevitable but unpredictable bumps in the road from time to time. As a result, we constructed a portfolio that we believe can participate in the upside of long-term growth while also performing well on the downside and getting us all through times like these. The YCG Enhanced Fund portfolio is made up of a diverse collection of global champions with enduring pricing power and conservative balance sheets. The businesses we own are among the strongest and most conservatively capitalized businesses in their respective industries, and thus we believe they are also the most likely to be able to survive the current crisis and its resulting economic fallout.

Turning Lemons into Lemonade

In fact, as a result of the way we’ve structured the Fund’s portfolio, we believe time periods such as this one can actually be positive in at least two ways:

First, because they are so strong going into the crisis, many of our businesses actually use downturns to strengthen their market position by continuing to grow while others are shrinking. In some cases, they are even able to buy distressed competitors at fire-sale prices. Thus, counterintuitively, recessions sometimes improve the long-run performance of the businesses we own.

Moreover, because investors tend to prefer strong competitive positions and conservative balance sheets during downturns, our business’s stock prices tend to hold up better than their competitors, making it easier for us to act from a position of strength during difficult times. Thus, we can sell securities that have held up relatively well and reallocate into businesses where the stock price has been unduly driven down, thereby potentially increasing the forward rate of return. Ironically, this process of buying into bargains can potentially allow us to enhance overall portfolio returns from where they would have been had the crash never occurred. This is why some have said, “You make your money during a bear market, you just don’t know it at the time.”

To be clear, we are not buying into something just because it is getting cheaper. We want to have a sufficient level of comfort that the businesses we own can endure a severe recession. With this in mind, we generally avoid energy, airline, cruise line, and hotel companies, for example, because the amount of leverage that these businesses require, combined with their steep revenue declines, could force bankruptcy or extreme equity dilution that effectively wipes out existing shareholders.

Stock Prices vs. Business Value

However, even if we’re correct in our assessment that the businesses we own can make it through the crisis, it’s still possible they and/or the market will continue to decline.

If this outcome ends up transpiring, we think it’s important to remember that stock prices do not necessarily dictate the value of a business. For a moment, let’s pretend you are a tax accountant who owns your own business. How do you determine if

YCG Enhanced Fund

you’re making money? You do it by looking at how much your business earns – you look at your income for the year. Suppose someone knocked on your door and said, “Hey, did you know I was willing to buy your business for $1 million one month ago, but today I’d only pay you $600,000.” Would this business owner panic and say, “Oh no! I’ve lost so much money I should end my tax career and sell my business to you.” No, in fact, even if you were to earn less money this year, interestingly, you would still view yourself as making money! And yet, investors tend to think of dropping stock prices (the guy knocking on their door offering a lower sale price) as indicating to them that they are losing money. But, in many cases, that’s only true if you need to sell your business today. You still own your shares of stock, and, as long as the businesses you own remain profitable, you are still making money in these companies.

However, given that the coronavirus could cause a very deep recession, you may be wondering, “But what if the businesses we own actually lose money this year?” Importantly, the value of a business is the stream of cash flows it produces far into the future. Formulaically, next year’s cash flows might only represent 5% of the overall business value. Thus, if a business earned zero next year and continued onward thereafter, one would expect stock prices would drop 5%. When the S&P 500 was down approximately 30% year-to-date at the lows on March 23rd, this simple and rough analysis suggests that markets were priced as though business activity would cease for 6-8 years. Of course, in 2019, the S&P 500 was up over 30% even though earnings results for the companies that make up the index were flat year-over-year. Clearly, business values are not gyrating as wildly as their stock prices would indicate. This is why Warren Buffet’s mentor, Benjamin Graham, advised, “Man would be better off if his stocks had no market quotation at all, for he would then be spared the mental anguish caused him by other persons’ mistakes of judgment” (The Intelligent Investor, 1973, p. 107).  Further, he suggested that investors should view the market as a manic-depressive person named Mr. Market. By personifying the market in this way, he hoped to give investors a salient image that would allow them to view market gyrations with more equanimity. Using this framework, we can see that these gyrations may actually be favorable to the long-term investors. While speculators are “instructed” by the market as to what the value of a stock should be, investors may be “served” by the market which conveniently offers them attractive buying and selling opportunities.

This metaphor of Mr. Market also helps to explain why neither we nor anyone else can predict whether or not the market has bottomed. Mr. Market’s tirades could lead to much more substantial declines from the lows reached on March 23rd. From a valuation perspective, if the market dropped 40% from the lows, it would be in line with valuations during the bottom of the Great Recession (2008-2009). If it dropped another 75% from here, it would be in line with the bottom of the Great Depression (1929-1933). The latter outcome could be a dire scenario where nobody can make debt payments and the economy freezes up (like an engine without oil) leading to a credit

YCG Enhanced Fund

crisis and skyrocketing unemployment. On the other hand, Mr. Market’s mood, which has steadily improved since March 23rd, could continue to brighten. Perhaps quarantine and better testing efforts will cause confirmed cases of COVID-19 to peak soon, or perhaps newfound treatments will reduce the severity and aid in recovery, or perhaps the virus slows down in the summer heat, or perhaps a vaccine is developed and distributed far quicker than anticipated, or perhaps the multi-trillion dollar stimulus packages from the government and its willingness to do “whatever it takes” are sufficient to stabilize and provide life support to the economy until it comes out of its coma.

Either way, predicting Mr. Market’s mood is not a successful strategy in our opinion. Not only do you need to accurately predict future events at a time of unprecedented uncertainty, but you have to predict how much of your predictions are already baked into market prices, thus “anticipating what average opinion expects the average opinion to be.” (John Maynard Keynes) Empirical evidence would suggest the best route is not to panic but rather to stick with your strategy and game plan for the long-term. It’s simply too unpredictable to try and time things. There’s never an announcement that says, “We’ve reached the bottom, time to get back in.” On average, when investors continually try to exit the market every time a risk appears and buy back when the market appears to have stabilized, they typically end up worse off than had they just remained invested.

Long-term outlook

Therefore, since we can’t predict the short-term, the key question is whether the companies we all own will prove to be good investments from these prices in the years to come. We believe they will. First, we are confident in humanity’s ability, through innovation and cooperation, to be able to face daunting challenges and to come through on the other side. Humanity has made it through incredible crises in the past, and we believe we will do it again. In fact, we believe the future is actually quite bright! With 60% (and rising) of the world now tapped into the cumulative knowledge of the world through the internet, we think future idea-sharing, innovation, and wealth growth are virtually assured. Second, we are confident that the “Global Champion” businesses in the Fund will continue to act as toll takers on this rise in global wealth for many years to come.

Concluding Thoughts

Through all the panic and commotion over the past quarter, we continue to remain steadfast in our investment approach. It has served us well in previous turbulent times, and we are confident it will do so again. In fact, in many ways, we designed our investment strategy specifically for difficult periods like this one. We own a diverse collection of global champions with enduring pricing power and conservative balance sheets that, in our opinion, will likely emerge from this period in even stronger market positions. Furthermore, the strength and diversity of our portfolio companies has enabled us to confidently and opportunistically add to existing

YCG Enhanced Fund

holdings as well as to purchase a few new holdings that we believe fit our criteria. Thus, while we don’t know what the stock market will do in the short-run, we continue to believe that the Fund is positioned to produce attractive returns in the years ahead.

As always, thank you for your trust, know that we are invested right alongside you, and please let us know if you have any questions or concerns. Lastly, and most importantly, our greatest wish and hope is that you and your families are safe and healthy as our nation continues to grapple with the effects of COVID-19.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Various mutual funds, hedge funds, and other investment products have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

The S&P Global Broad Market Index is a market capitalization-weighted index that provides a broad measure of the global equities markets and includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2020 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2020 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/1/19 –
	12/1/19	5/31/20	5/31/20
Actual	$1,000.00	$ 948.50	$5.80
Hypothetical (5% return
before expenses)	1,000.00	1,019.05	6.01

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Annual Returns
YCG Enhanced Fund	9.24%	11.58%	10.26%	12.48%
S&P 500 Index	12.84%	10.23%	9.86%	13.32%
S&P Global BMI TR Index	4.70%	5.09%	5.46%	8.25%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2020 (Unaudited)

Percentage of
Net Assets
Moody’s Corp	5.66%
MSCI, Inc.	5.47%
CBRE Group, Inc.	5.43%
MasterCard, Inc. – Class A	5.00%
The Charles Schwab Corp.	4.28%
Facebook, Inc.	3.69%
Alphabet, Inc.	3.65%
Bank of America Corp.	3.63%
Aon PLC – Class A	3.59%
Verisk Analytics, Inc.	3.52%
Total	43.92%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2020 (Unaudited)

For presentation purposes, the Fund has grouped some of the industry categories. For purpose of categorizing securities with Section (8)(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific classifications.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS – 90.19%

Automobiles – 0.51%
Ferrari NV (a)	11,325	$1,910,641

Banks – 7.84%
Bank of America Corp. (b)	557,981	13,458,502
JPMorgan Chase & Co.	46,729	4,547,199
Wells Fargo & Co. (b)	419,756	11,110,941
		29,116,642

Beverages – 1.34%
PepsiCo., Inc.	37,918	4,988,113

Capital Markets – 15.41%
Moody’s Corp. (b)	78,498	20,991,150
MSCI, Inc.	61,785	20,317,997
The Charles Schwab Corp. (b)	442,170	15,878,325
		57,187,472

Commercial Services & Supplies – 3.05%
Copart, Inc. (b)(c)	126,515	11,309,176

Entertainment – 0.18%
The Walt Disney Co.	5,596	656,411

Household Products – 2.64%
Colgate-Palmolive Co.	70,343	5,087,909
The Procter & Gamble Co. (d)	40,509	4,695,803
		9,783,712

Insurance – 8.08%
Aon PLC – Class A (a)(d)	67,682	13,329,970
Marsh & McLennan Cos, Inc.	119,817	12,691,017
The Progressive Corp.	51,125	3,971,390
		29,992,377

Interactive Media & Services – 7.34%
Alphabet, Inc. – Class C (c)	9,476	13,540,446
Facebook, Inc. (c)	60,819	13,689,749
		27,230,195

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS – 90.19% (continued)

Internet & Direct Marketing Retail – 3.08%
Booking Holdings, Inc. (b)(c)	6,979	$11,441,512

IT Services – 7.12%
Amadeus IT Group SA – ADR (a)	107,805	5,632,811
MasterCard, Inc. – Class A	61,780	18,588,984
Visa, Inc. (b)	11,325	2,211,093
		26,432,888

Personal Products – 7.85%
L’Oreal SA (a)	36,537	10,622,117
The Estee Lauder Companies, Inc. – Class A (b)	60,006	11,849,385
Unilever NV – ADR (a)	129,105	6,651,489
		29,122,991

Professional Services – 3.52%
Verisk Analytics, Inc. (b)	75,668	13,066,350

Real Estate Management & Development – 5.43%
CBRE Group, Inc. – Class A (b)(c)	458,224	20,152,692

Software – 5.00%
Adobe, Inc. (b)	10,049	3,884,944
Intuit, Inc. (b)	27,463	7,973,058
Microsoft Corp. (b)	36,513	6,691,007
		18,549,009

Textiles, Apparel & Luxury Goods – 11.80%
Adidas AG (a)	30,018	7,903,858
Cie Financiere Richemont SA (a)	123,132	7,153,895
Hermes International (a)	10,316	8,563,267
LVMH Moet Hennessy Louis Vuitton SE (a)	18,534	7,715,128
NIKE, Inc. – Class B (b)	126,259	12,446,612
		43,782,760
TOTAL COMMON STOCKS
(Cost $255,199,145)		334,722,941

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2020 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 7.04%

U.S. Treasury Bills – 7.04%
0.000%, 06/25/2020 (c)	$5,026,000	$5,020,938
0.000%, 07/09/2020 (c)	1,046,000	1,044,373
0.000%, 08/06/2020 (c)	1,470,000	1,469,636
0.000%, 08/13/2020 (c)	2,300,000	2,299,423
0.000%, 09/10/2020 (c)	442,000	441,811
0.000%, 09/24/2020 (c)	56,000	55,972
0.000%, 10/01/2020 (c)	3,903,000	3,900,950
0.000%, 10/08/2020 (c)	9,646,000	9,640,729
0.000%, 10/22/2020 (c)	570,000	569,643
0.000%, 10/29/2020 (c)	110,000	109,925
0.000%, 11/05/2020 (c)	77,000	76,947
0.000%, 11/12/2020 (c)	1,461,000	1,459,960
0.000%, 11/19/2020 (c)	21,000	20,983
		26,111,290
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,115,090)		26,111,290
Total Investments (Cost $281,314,235) – 97.23%		360,834,231
Other Assets in Excess of Liabilities – 2.77%		10,293,090
TOTAL NET ASSETS – 100.00%		$371,127,321

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Foreign issued security.
(b)	Security held in connection with options written.
(c)	Non-income producing.
(d)	All or a portion of this security is pledged as collateral on options written. As of May 31, 2020, the value of collateral is $8,611,760.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2020 (Unaudited)

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Adobe, Inc.
Expiration: July 2020; Exercise Price: $365.00	96	$3,504,000	$107,136
Bank of America Corp.
Expiration: June 2020; Exercise Price: $21.00	300	630,000	6,600
Expiration: June 2020; Exercise Price: $22.00	581	1,278,200	22,078
Expiration: August 2020; Exercise Price: $22.00	200	440,000	25,200
Booking Holdings, Inc.
Expiration: July 2020; Exercise Price: $1,480.00	6	888,000	25,410
CBRE Group, Inc.
Expiration: June 2020; Exercise Price: $35.00	610	2,135,000	15,250
The Charles Schwab Corp.
Expiration: June 2020; Exercise Price: $32.00	193	617,600	8,685
Copart, Inc.
Expiration: August 2020; Exercise Price: $85.00	501	4,258,500	205,410
The Estee Lauder Companies, Inc. – Class A
Expiration: July 2020; Exercise Price: $170.00	40	680,000	7,900
Expiration: July 2020; Exercise Price: $175.00	70	1,225,000	18,830
Intuit, Inc.
Expiration: July 2020; Exercise Price: $270.00	227	6,129,000	139,605
Microsoft Corp.
Expiration: July 2020; Exercise Price: $180.00	83	1,494,000	48,140
Expiration: July 2020; Exercise Price: $190.00	50	950,000	52,150
Moody’s Corp.
Expiration: August 2020; Exercise Price: $270.00	55	1,485,000	110,413
NIKE, Inc. – Class B
Expiration: July 2020; Exercise Price: $95.00	400	3,800,000	138,800
Verisk Analytics, Inc.
Expiration: June 2020; Exercise Price: $130.00	131	1,703,000	7,205
Expiration: July 2020; Exercise Price: $160.00	34	544,000	11,560

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
May 31, 2020 (Unaudited)

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a) (continued)
Visa, Inc.
Expiration: June 2020; Exercise Price: $170.00	19	$323,000	$798
Expiration: August 2020; Exercise Price: $185.00	55	1,017,500	39,655
Expiration: August 2020; Exercise Price: $195.00	80	1,560,000	90,400
Wells Fargo & Co.
Expiration: June 2020; Exercise Price: $30.00	887	2,661,000	323,755
Total Options Written
(Premiums received $3,956,083)			$1,404,980

(a)	Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2020 (Unaudited)

ASSETS:
Investments, at value (Cost $281,314,235)	$360,834,231
Cash	762
Foreign currency, at value (Cost $1,138,710)	1,037,812
Deposits with brokers for options written	10,238,225
Receivable for Fund shares sold	346,284
Dividends and interest receivable	453,080
Prepaid expenses	59,830
Total Assets	372,970,224

LIABILITIES:
Options written, at value (Premiums received $3,956,083)	1,404,980
Payable for Fund shares redeemed	63,973
Payable to investment advisor	302,591
Payable to custodian	7,499
Other accrued expenses	63,860
Total Liabilities	1,842,903
NET ASSETS	$371,127,321

NET ASSETS CONSIST OF:
Capital stock	$291,198,733
Total distributable earnings (accumulated deficit)	79,928,588
Total Net Assets	$371,127,321
Shares outstanding (unlimited shares of no par value authorized)	18,785,481

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$19.76

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(i).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,863,155
Interest income	223,309
Total investment income	2,086,464
EXPENSES:
Investment advisory fees	1,751,384
Shareholder service fees	59,964
Administration fees	59,561
Accounting fees	38,662
Federal and state registration fees	34,718
Legal fees	27,907
Compliance fees	26,576
Transfer agent fees and expenses	23,285
Custody fees	17,227
Audit and tax fees	8,333
Trustee fees and expenses	6,039
Reports to shareholders	5,131
Insurance fees	4,373
Miscellaneous expenses	1,194
Total expenses before reimbursements/recoupments	2,064,354
Expense recoupment (reimbursement)
by investment advisor (See Note 4)	19,793
Net expenses	2,084,147
NET INVESTMENT INCOME	2,317
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on
Investments	(301,335)
Options written	(1,686,389)
Foreign currency transactions	(21,429)
Total	(2,009,153)
Net change in unrealized appreciation (depreciation) on
Investments	(15,641,390)
Options written	1,898,031
Foreign currency transactions	(100,899)
Total	(13,844,258)
Net realized and unrealized gain (loss) on investments	(15,853,411)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(15,851,094)

(1)	Net of $38,338 in foreign withholding taxes and fees.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	May 31, 2020	Year Ended
	(Unaudited)	November 30, 2019
OPERATIONS:
Net investment income (loss)	$2,317	$228,840
Net realized gain (loss) on investments
and options written	(2,009,153)	1,624,214
Net change in unrealized
appreciation (depreciation)
on investments and options written	(13,844,258)	58,114,688
Net increase (decrease) in net assets
resulting from operations	(15,851,094)	59,967,742

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	131,079,536	74,203,482
Proceeds from reinvestment of distributions	1,689,631	5,917,849
Redemption fees	37,965	8,849
	132,807,132	80,130,180
Payments for shares redeemed	(61,459,342)	(17,825,146)
Net increase (decrease)	71,347,790	62,305,034

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(1,852,171)	(6,366,375)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	53,644,525	115,906,401

NET ASSETS:
Beginning of year	317,482,796	201,576,395
End of year	$371,127,321	$317,482,796

CHANGES IN SHARES OUTSTANDING:
Shares sold	6,872,422	3,958,521
Issued in reinvestment of distributions	79,625	395,578
Shares redeemed	(3,322,441)	(1,061,421)
Net increase (decrease)	3,629,606	3,292,678

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Six-Months
	Ended
	May 31, 2020		Year Ended November 30,
	(Unaudited)		2019	2018	2017	2016		2015
NET ASSET VALUE:
Beginning of period	$20.95		$16.99	$16.60	$14.00	$13.73		$14.00

OPERATIONS:
Net investment
income (loss)	—	(1)	0.02	0.06	0.07	0.08		0.06
Net realized and
unrealized gain (loss)
on investment securities	(1.07)		4.48	0.93	3.00	0.48		0.24
Total from
investment operations	(1.07)		4.50	0.99	3.07	0.56		0.30
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	—	(1)	— (1)
Dividends from net
investment income	(0.01)		(0.06)	(0.07)	(0.08)	(0.06)		(0.06)
Dividends from
net realized gains	(0.11)		(0.48)	(0.53)	(0.39)	(0.23)		(0.51)
Total distributions	(0.12)		(0.54)	(0.60)	(0.47)	(0.29)		(0.57)

NET ASSET VALUE:
End of period	$19.76		$20.95	$16.99	$16.60	$14.00		$13.73

TOTAL RETURN	-5.15%		27.74%	6.08%	22.58%	4.11%		2.25%

SUPPLEMENTAL
DATA AND RATIOS:
Net assets;
end of period (000’s)	$371,127		$317,483	$201,576	$142,099	$109,568		$89,540
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19	%(2)	1.19%	1.19%	1.19%	1.24	%(3)	1.39%
Expenses excluding
reimbursement (recapture)	1.18	%(2)	1.20%	1.24%	1.34%	1.36%		1.32%
Net investment income
(loss) including
reimbursement (recapture)	0.00	%(2)	0.09%	0.37%	0.47%	0.58%		0.43%
Net investment income
(loss) excluding
reimbursement (recapture)	0.01	%(2)	0.08%	0.32%	0.32%	0.46%		0.50%
Portfolio turnover rate	10.53	%(4)	5.81%	21.15%	15.98%	23.76%		18.49%

(1)	Amount represents less than $0.01 per share.
(2)	Annualized.
(3)	See Note 4.
(4)	Not Annualized.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2020 (Unaudited)

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the events listed below.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

b) Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

c) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$334,722,941	$—	$—	$334,722,941
Short-Term Investments	—	26,111,291	—	26,111,291
Total Investments
in Securities	$334,722,941	$26,111,291	$—	$360,834,231
Liabilities
Other Financial
Instruments**
Options Written	$1,261,257	$143,723	$—	$1,404,980

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

d) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2020, the Fund held securities with a

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

value of $8,611,760 and cash of $10,238,225 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of May 31, 2020, are as follows:

	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value	$1,404,980

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2020, are as follows:

Change in Unrealized
Amount of Realized Gain (Loss) on		Appreciation (Depreciation)
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	($1,686,389)	Equity Contracts	$1,898,031

The average monthly value of options written during the period ended May 31, 2020 was $3,438,289.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2020:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$1,404,980	$ —	$1,404,980	$ —	$1,404,980	$ —

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

e) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  As of and during the six months ended May 31, 2020, the Fund did not have any liabilities for unrecognized tax benefits.

f) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

g) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

h) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

i) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

j) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2020, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

k) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	INVESTMENT TRANSACTIONS

For the period ended May 31, 2020, the aggregate purchases and sales of securities, excluding short-term securities, were $96,066,702 and $32,735,079 respectively for the Fund.  For the period ended May 31, 2020, there were no long-term purchases or sales of U.S. Government securities for the Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

4.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, who became an employee of the Advisor in March 2020, such officers receive no compensation from the Fund for serving in their respective roles. The Fund makes reimbursement payments to the Advisor for the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended May 31, 2020, are included in the Statement of Operations.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2021. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. As of May 31, 2020, expenses of $97,529, $101,586, $41,779 and $12,695 are subject to recoupment by the Adviser, expiring during the period ended November 30, 2020, November 30, 2021, November 30, 2022 and November 30, 2023, respectively.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC doing business as U.S. Bank global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A.  Under these agreements, Fund Services and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

5.	NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

6.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$3,593,594	$2,282,009
Long-Term Capital Gains	2,772,781	2,813,080
Total	$6,366,375	$5,095,089

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended November 30, 2019, there were no differences reclassified.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2020 (Unaudited)

B. Tax Basis of Investments

As of November 30, 2019, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$216,823,941
Gross unrealized appreciation	96,429,131
Gross unrealized depreciation	(649,819)
Net tax unrealized appreciation (depreciation)	95,779,312
Undistributed ordinary income	979,500
Undistributed long-term capital gains	873,466
Accumulated earnings	1,852,966
Other accumulated gains (losses)	(425)
Total accumulated earnings	$97,631,853

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and the recognition of gains on certain foreign investments.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended November 30, 2019, there were no post-October or late-year losses.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2019, 50.42% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2018, 78.78% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com.

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30, 2019 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-SEC-0330.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

5.	LIQUIDITY RISK MANAGEMENT

On January 23, 2020, the Trustees of YCG Enhanced Fund, the sole series of YCG Funds, reviewed and considered a written report prepared by the program administrator of the Fund’s Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation.  In considering the report, the Trustees noted that the Program Administrator has determined that the Fund primarily holds assets that are highly liquid investments, and thus relies on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures.  They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund.  Following this review and discussion, the Trustees determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Trustees to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that the Program has operated as intended during the past year.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by (1) calling toll free 1-855-444-9243; (2) on the Fund’s website located at http://www.ycgfunds.com; or (3) on the SEC’s website http://www.sec.gov.

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road		Trustee		and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 41		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 41	President	term, Vice		since 2008.
		and		President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Independent Trustees:

Travis E. Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical Software
620 South, Suite 200		since 2012		Manager and
Austin, TX 78738				Executive. CEO
Age: 48				of Quansight,
2018 – Present.
Founder and CEO
of Anaconda
(Continuum Analytics),
2012 – 2017.

Rory M. McDonald	Trustee	Indefinite,	1	Assistant Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 41				and Operations
Management Unit
at Harvard Business
School, 2013 – Present.
Assistant Professor
of Management,
University of Texas at
Austin, McCombs
School of Business,
2011 – 2013.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 64				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Officers who are not Trustees:

Elliott Savage	Vice	One year	N/A	Manager,	None.
3207 Ranch Road	President	term, Vice		Principal and
620 South, Suite 200		President		Portfolio manager,
Austin, TX 78738		since		YCG, LLC,
Age: 40		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Chief Compliance	None.
3207 Ranch Road	Compliance	term,		Officer, YCG, LLC
620 South, Suite 200	Officer	Chief		2016 – Present,
Austin, TX 78738		Compliance		Investment Management
Age: 57		Officer since		& Compliance
		March 2016		Consultant, Vigilant
Compliance LLC,
2009 – 2020. Treasurer,
New Ireland Fund, Inc.
2002 – 2020.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

 (This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue Suite 1250
Milwaukee, WI 53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    YCG Funds

By (Signature and Title)*    /s/Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date    July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date    July 27, 2020

By (Signature and Title)*    /s/William D. Kruger
William D. Kruger, Treasurer (Principal Financial Officer)

Date    July 27, 2020

* Print the name and title of each signing officer under his or her signature.